                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 5, 2005
                Date of Report (Date of earliest event reported)

                                  Salton, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-19557                 36-3777824
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                1955 W. Field Court, Lake Forest, Illinois 60045
               (Address of principal executive offices) (Zip Code)

                                 (847) 803-4600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

     On December 5, 2005, David M. Mulder resigned his position as Executive Vice President, Chief Administrative Officer and Senior Financial Officer of the Company to pursue other interests. A copy of the press release issued by the Company announcing the resignation of Mr. Mulder is attached as Exhibit 99.1 hereto.

     The Company and David M. Mulder have entered into a General Release and Separation Agreement dated as of December 5, 2005 (the "Separation Agreement"), which agreement supersedes the employment agreement dated January 1, 2003 between the Company and Mr. Mulder. Pursuant to the Separation Agreement, the Company has agreed to pay Mr. Mulder payments in equal installments every two weeks up to an aggregate of $300,000 over the next year; provided that if Mr. Mulder secures alternative employment prior to the end of such year, such payments shall cease and Mr. Mulder shall be entitled to receive a lump sum 50% of the difference between (x) $300,000 and (y) the aggregate amount paid by the Company prior to the date Mr. Mulder secures such alternative employment. Mr. Mulder will also be entitled to certain health care and other benefits during the period of any payments by the Company under the Separation Agreement. The Separation Agreement also contains mutual releases and confidentiality and non-interference provisions. A copy of the Separation Agreement is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Please see Item 1.02 above.

     William M. Lutz, the Company's current Vice President-Finance, has been promoted to Chief Financial Officer. Mr. Lutz, age 47, has served as Vice President-Finance of the Company since March, 2003. Prior to that time, he served as head of corporate consolidation and subsidiary accounting at Capital One Financial since February 2001. Mr. William B. Rue, President and Chief Operating Officer of the Company, will assume the remaining responsibilities of Mr. Mulder's position.


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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release issued by Salton, Inc. on December 5, 2005.

          99.2 General Release and Separation Agreement dated as of December 5, 2005 by and between David M. Mulder and Salton, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2005

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        ----------------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director


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                                  EXHIBIT INDEX

EXHIBIT
  NO.                                   DESCRIPTION
-------                                 -----------
  99.1    Press Release issued by Salton, Inc. on December 5, 2005.

  99.2 General Release and Separation Agreement dated as of December 5, 2005 by and between David M. Mulder and Salton, Inc.


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